UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

NEXIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40045	45-2518457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9119 Gaither Road
Gaithersburg, Maryland	20877
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (301) 825-9810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NEXI	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Recent Developments

The aggregate market value of the common stock, par value $0.0001 per share (the “Common Stock”), of NexImmune, Inc. (the “Company”) held by non-affiliates as of the date hereof pursuant to General Instruction I.B.6 of Form S-3 is $12,484,440 which was calculated based on 847,552 shares of its Common Stock outstanding held by non-affiliates at a price of $14.73 per share, the closing price of the Common Stock on January 9, 2024. As of the date hereof, the Company has not offered or sold any securities pursuant to General Instruction I.B.6 of Form S-3 during the prior 12 calendar month period that ends on and includes the date hereof. As a result of the limitations of General Instruction I.B.6 of Form S-3, as of the date hereof the Company would be able to offer and sell shares of its Common Stock pursuant to the Company’s Registration Statement on Form S-3 (the “Form S-3”) having an aggregate offering price of up to $4,161,480.

While there can be no assurance that the Company will be able to offer and sell shares of its Common Stock pursuant to its Form S-3, if it were able to do so, the Company would expect to use the net proceeds from any such sales to seek additional financing and pursue potential business development and/or collaboration opportunities, and for working capital and general corporate purposes. If the Company was able to offer and sell the maximum aggregate offering price of its Common Stock that it is currently permitted to offer and sell under General Instruction I.B. of Form S-3, the Company expects that the net proceeds from such sales, together with its existing cash and cash equivalents, would be sufficient to meet the Company’s anticipated cash requirements into May 2024. However, the Company’s forecast of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement that involves risks and uncertainties and actual results could vary materially. The Company has based this estimate on assumptions that may prove to be wrong, and it could deplete its capital resources sooner than expected. As a result, the Company may be unable to realize value from its assets and discharge its liabilities in the normal course of business. The Company expects that the additional financing it will seek with the proceeds from any such sales will be highly dilutive to holders of its Common Stock, including investors in any offers and sales made pursuant to the Company’s Form S-3. Such additional financing could involve the issuance and sale of redeemable or convertible preferred stock which terms may include liquidation preferences, price resets or other anti-dilution protections, or other equity or debt securities senior to the Common Stock, that would provide their holders with significant preferences and other rights over the Common Stock and which could reduce or eliminate some or all of the value of the Common Stock and any other securities exercisable for or convertible into Common Stock. In addition, the additional financing may result in certain governance and other board rights being provided to investors in that financing and also may require that the Company delist from The Nasdaq Stock Market LLC (“Nasdaq”) and seek to suspend its reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There can be no assurance that the Company will be able to consummate any offers or sales pursuant to its Form S-3 or any additional financing, in which case the Company could be forced to complete the wind down of its operations and/or seek bankruptcy or similar protection. As a result, its business, financial condition and results of operations would be materially affected and its stockholders would lose all of their investment.

As previously disclosed in November 2023, the Company received a notice from the Listing Qualifications Department of Nasdaq notifying the Company that based upon Nasdaq’s review of the Company and pursuant to Nasdaq Listing Rule 5101, Nasdaq believes that the Company is a “public shell,” and that the continued listing of its securities is no longer warranted. Nasdaq’s notice also provides that, unless the Company timely appeals Nasdaq’s determination, it would be subject to delisting. Accordingly, the Company timely requested a hearing and the hearing request has automatically stayed any suspension or delisting action pending the hearing. There can be no assurance that the Company will ultimately be able to demonstrate compliance with all applicable listing criteria, in which event Nasdaq may delist the Company’s securities. In addition, in connection with potential future financings, the Company may be required to, or may determine to, voluntarily delist from Nasdaq and may seek to suspend its reporting requirements under the Exchange Act. In the event of a delisting of the Common Stock from trading on Nasdaq, any trading in the Common Stock, if any, would only occur in privately negotiated sales and potentially on an over-the-counter market. However, there can be no assurance that the Common Stock will be quoted on an over-the-counter market or that a broker will make a market in the Common Stock. If the Common Stock is delisted by Nasdaq, there can be no assurance that the Common Stock would trade on any alternative exchange or market, including the OTC Bulletin Board or any another over-the-counter market. This would likely result in it being more difficult, or not possible, for investors to sell, dispose of, or obtain accurate quotations as to the market value of, the Common Stock.

As previously disclosed in January 2024, the Company adjourned its special meeting of stockholders for the purpose of approving the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Special Meeting”), with the Special Meeting scheduled to reconvene on Wednesday, February 7, 2024, at 10:00 a.m., Eastern Time in a virtual format. In the event that the Company is able to raise additional funding prior to reconvening of the Special Meeting in amounts sufficient to meet its anticipated cash requirements to continue as a going concern, the Company would expect to postpone or cancel the Special Meeting. In the event of a postponement of the Special Meeting, the Company would expect to set a new record date for the determination of stockholders of the Company entitled to vote at the Special Meeting and to file proxy materials relating to the postponed Special Meeting with the Securities and Exchange Commission as soon as practicable.

Supplemental Risk Factors

The Company needs to raise capital to support its operations, and there is substantial doubt about its ability to continue as a going concern. If the Company is unable to raise capital when needed, it could be forced to complete a wind down of its operations and/or seek bankruptcy protection.

The Company expects that its existing cash and cash equivalents will be sufficient to meet its anticipated cash requirements through mid-February 2024. As a result, the Company will need substantial additional funding in order to permit it to continue its operations. Adequate additional financing may not be available to the Company on acceptable terms, or at all. Moreover, the terms of any financing may adversely affect the holdings or the rights of the Company’s stockholders. In addition, the issuance of additional securities, by the Company, or the possibility of such issuance, may cause the market price of the Company’s shares to decline. The sale of additional equity or convertible securities will substantially dilute all of the Company’s stockholders. The Company could also be required to seek funds through arrangements with potential collaboration partners, including at an earlier stage than otherwise would be desirable, and it may be required to relinquish rights to some of its technologies or product candidates or otherwise agree to terms unfavorable to the Company, any of which may have a material adverse effect on its business, operating results and prospects. In addition, the Company’s board of directors will need to consider the interests of all constituents of the Company and take appropriate action, including to restructure or wind down the business, if it appears that the Company is insolvent. If the Company is unable to obtain additional funding on a timely basis, the Company may resume pursuit of a wind down of its operations and/or seek bankruptcy or similar protection. As a result, its business, financial condition and results of operations would be materially affected and its stockholders would lose all of their investment.

If the Company fails to maintain the listing of its common stock with a United States national securities exchange, the liquidity of the common stock could be adversely affected.

As previously disclosed in November 2023, the Company received a notice from the Listing Qualifications Department of Nasdaq notifying the Company that based upon Nasdaq’s review of the Company and pursuant to Nasdaq Listing Rule 5101, Nasdaq believes that the Company is a “public shell,” and that the continued listing of its securities is no longer warranted. Nasdaq’s notice also provides that, unless the Company timely appeals Nasdaq’s determination, it would be subject to delisting. The Company timely requested a hearing and the hearing request has automatically stayed any suspension or delisting action pending the hearing. However, Nasdaq may determine to delist the Company’s securities following such hearing and there can be no assurance that the Company will be able to regain or maintain compliance with the listing requirements of the Capital Market. In addition, certain of the financings that the Company is pursuing may require that the Company delist from Nasdaq and seek to suspend its reporting requirements under the Exchange Act. If the Common Stock is delisted by Nasdaq or the Company determines to delist from Nasdaq, there can be no assurance that the Common Stock would be eligible for trading on any alternative exchange or markets, including the OTC Bulletin Board or any another over-the-counter market. Any such alternative would likely result in it being more difficult, or not possible, for investors to sell, dispose of, or obtain accurate quotations as to the market value of, the Common Stock.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the consummation of any offers or sales pursuant to the Company’s Form S-3; the potential amount and use of proceeds that the Company may be able to raise pursuant to its Form S-3; the potential terms of any additional financings that the Company may consummate and their implications for investors in the Company’s securities; the potential delisting of the Common Stock from Nasdaq; the adequacy of the Company’s existing cash and cash equivalents to meet its anticipated cash requirements through mid-February 2024; and the adequacy of the net proceeds from potential offers and sales pursuant to the Company’s Form S-3, together with the Company’s existing cash and cash equivalents, to meet the Company’s anticipated cash requirements into May 2024. Any such statements that are not statements of historical fact may be deemed to be forward-looking statements.

Any forward-looking statements are based on the Company’s current expectations, estimates and projections only as of the date of this Current Report on Form 8-K and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially and adversely from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, our subsequent periodic reports on Form 10-Q and current reports on Form 8-K, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. The Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIMMUNE, INC.

By:	/s/ Kristi Jones
Kristi Jones
Chief Executive Officer

Date: February 1, 2024